UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2015

MORGAN STANLEY
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders

Upon issuance of the Series J Preferred Stock (as defined in Item 5.03 below) on March 19, 2015, the ability of Morgan Stanley (the “Registrant”) to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its junior stock will be subject to certain restrictions in the event that the Registrant fails to declare and pay full dividends (or declare and set aside a sum sufficient for the payment thereof) on its Series J Preferred Stock.  “Junior stock” means any class or series of capital stock of the Registrant that ranks junior to the Series J Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Registrant.  Junior stock includes the Registrant’s common stock.  These restrictions are set forth in the Certificate of Designation establishing the terms of the Series J Preferred Stock, a copy of which is filed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 18, 2015, the Registrant filed a Certificate of Designation to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, establishing the terms of the Registrant’s Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series J, par value $0.01 per share, liquidation preference $25,000 per share (the “Series J Preferred Stock”). A copy of the Certificate of Designation relating to the Series J Preferred Stock is filed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

Additional exhibits are filed herewith in connection with the offering, issuance and sale of depositary shares representing interests in the Registrant’s Series J Preferred Stock under the Registrant’s Registration Statement on Form S-3 (File No. 333-200365).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this Report on Form 8-K:
Exhibit
Number	Description

3.1 and 4.1	Certificate of Designation of the Registrant relating to the Series J Preferred Stock.
4.2	Form of Certificate representing the Series J Preferred Stock.
4.3	Form of Deposit Agreement among Morgan Stanley, The Bank of New York Mellon and the holders from time to time of the depositary receipts described therein.

4.4	Form of Depositary Receipt, included in Exhibit 4.3 hereto.
5	Opinion of Davis Polk & Wardwell LLP

23	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY
(Registrant)

Date:	March 19, 2015	By:	/s/ Jarett H. Schultz
			Name:	Jarett H. Schultz
			Title:	Assistant Secretary and Counsel